WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)
Investment and Institutional Class Shares
of
Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Dow Jones Wilshire 5000 Indexsm Portfolio
Wilshire Large Cap Core 130/30 Fund

Supplement dated June 27, 2008 to the Prospectus of the Portfolios listed above dated May 1, 2008, as Supplemented June 9, 2008 (the “Prospectus”)

Effective July 14, 2008, this Supplement information replaces and supersedes any contrary information contained in the Prospectus.

THE FOLLOWING INFORMATION REPLACES THE COMPANY’S WEBSITE ADDRESS ON THE FRONT COVER OF THE PROSPECTUS:

www.wilshirefunds.com

THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND ON PAGES 39-40 OF THE PROSPECTUS UNDER THE HEADING “HOW TO BUY PORTFOLIO SHARES” AND THE SUB-HEADINGS “(1) CHECKS” AND “(2) WIRE PAYMENTS”:

(1)	Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.
 P.O. Box 219512
 Kansas City, MO   64121-8512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO  64105

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio.  No investments may be made with third party checks.

(2)
Wire Payments.  You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City.  Send funds by wire to:

UMB Bank
      ABA:  101000695
Wilshire Mutual Funds, Inc.
DDA:  9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio’s account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

THE FOLLOWING INFORMATION REPLACES THE SECOND TO LAST SENTENCE FOUND ON PAGE 40 OF THE PROSPECTUS UNDER THE HEADING “HOW TO BUY PORTFOLIO SHARES” AND THE SUB-HEADING “(3) ACCUMULATION PLAN (INVESTMENT CLASS SHARES ONLY)”:

You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO  64105.

THE SUB-HEADING ENTITLED “ELECTRIC FUNDS TRANSFER” UNDER THE HEADING “HOW TO BUY PORTFOLIO SHARES” ON PAGE 40 OF THE PROSPECTUS IS DELETED IN ITS ENTIRETY.

THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND ON PAGE 41 OF THE PROSPECTUS UNDER THE HEADING “HOW TO SELL PORTFOLIO SHARES” AND THE SUB-HEADINGS “(1) BY TELEPHONE” and “(2) BY MAIL”:

(1)
By Telephone.  You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption.  Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request.  Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire.  We accept telephone requests for wire redemptions of at least $1,000 per Portfolio.  We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature.  Your designated bank must be a member of the Federal Reserve System or a correspondent bank.  We normally wire proceeds on the next business day after we receive them.

2

•
Automated Clearing House (ACH) Redemptions.  Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application.  There is no minimum per ACH transfer.

(2)
By Mail.You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO   64121-8512. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO  64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days.

THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND ON PAGE 41 UNDER THE HEADING “HOW TO SELL PORTFOLIO SHARES” AND THE SUB-HEADING “SIGNATURE GUARANTEES”:

A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances.  If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

THE SECOND PARAGRAPH UNDER THE HEADING “HOW TO EXCHANGE PORTFOLIO SHARES” AND THE SUB-HEADING “BY MAIL” ON PAGE 43 OF THE PROSPECTUS IS REVISED AS FOLLOWS:

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO  64121-9512. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signatures of all owners exactly as registered on the account must be included on written requests.

3

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE HEADING “ HOW TO OBTAIN REPORTS” ON THE BACK COVER OF THE PROSPECTUS:

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilshirefunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolio, and discuss your questions about the Portfolio, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO  64105

or by calling toll free 1-888-200-6796

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE COMPANY FOR FUTURE REFERENCE.

4

WILSHIRE MUTUAL FUNDS, INC.

LARGE COMPANY GROWTH PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO
WILSHIRE LARGE CAP CORE 130/30 FUND

INVESTMENT CLASS SHARES
INSTITUTIONAL CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION
(http://www.wilshirefunds.com)

May 1, 2008,
 as supplemented June 27, 2008

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Dow Jones Wilshire 5000 Indexsm Portfolio and Wilshire Large Cap Core 130/30 Fund (each a “Portfolio” and collectively the “Portfolios”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2008, as supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Portfolios’ annual report for the fiscal year ended December 31, 2007 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, Inc, P.O Box 219512, Kansas City, MO  64121-9512, or calling 1-888-200-6796.

TABLE OF CONTENTS

The Portfolios	2
Investment Policies and Risks	2
Disclosure of Portfolio Holdings	6
Investment Restrictions	7
Directors and Officers	8
Principal Holders of Securities	11
Investment Advisory and Other Services	15
Code of Ethics	33
Proxy Voting Policy and Procedures	34
Portfolio Transactions	46
Net Asset Value	48
Purchase of Portfolio Shares	48
Redemption of Portfolio Shares	49
Shareholder Services	49
Dividends, Distribution and Taxes	50
Other Information	52
Financial Statements	53

THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Dow Jones Wilshire 5000 Indexsm Portfolio (the “Index Portfolio”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios.  Acadian Asset Management, LLC (“Acadian”), AG Asset Management, LLC (“AG-AM”), AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), Logan Capital Management, Inc. (“Logan”), Los Angeles Capital Management and Equity Research (“LA Capital”), NWQ Investment Management Company, LLC (“NWQ”), Payden & Rygel (“Payden”), Pzena Investment Management, LLC (“Pzena”),  Quest Investment Management, Inc. (“Quest”), Ranger Investment Management, L.P. (“Ranger”), Sawgrass Asset Management, L.L.C. (“Sawgrass”), Systematic Financial Management, L.P. (“Systematic”), Thompson, Siegel & Walmsley LLC (“TS&W”), Twin Capital Management, Inc. (“TWIN”), and Victory Capital Management Inc.,  (“Victory” and together with Acadian, AG-AM, AXA Rosenberg, Logan, LA Capital, NWQ, Payden, Pzena, Quest, Ranger, Sawgrass, Systematic, TS&W, TWIN and Victory, the “Sub-Advisers”) each serve as a Sub-Adviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

The Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. Government Securities. Each Portfolio may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which a Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Zero Coupon Securities. Each Portfolio, except the Index Portfolio, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. Each Portfolio may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.

Although the Index Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio’s net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s net asset value (“NAV”), decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio’s net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances as Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Act.

Options. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Indexsm or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by a Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for a Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. Each Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Index Portfolio may invest up to 5% of its assets in preferred stock. The Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”) may invest in preferred stock.  Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Index Portfolio may invest up to 5% of its assets in convertible securities when it appears to LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, LA Capital places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The 130/30 Fund may invest in convertible securities.  Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Index Portfolio may invest up to 5% of its assets in warrants and rights. The 130/30 Fund may invest in warrants and rights.  Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Exchange-Traded Funds (“ETFs”). The 130/30 Fund and the Large Company Growth Portfolio may invest in shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The 130/30 Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The 130/30 Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the 130/30 Fund in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. In addition to the advisory and operational fees the 130/30 Fund bears directly in connection with its own operation, the 130/30 Fund would also bear its pro rata portion of each ETF’s advisory and operational expenses.

Real Estate Investment Trusts (“REITs”). The 130/30 Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. The value of REITs may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “IRC”), which may result in federal income tax on the REIT, and failing to maintain exempt status under the 1940 Act. In addition to the advisory and operational fees the 130/30 Fund bears directly in connection with its own operations, the 130/30 Fund would also bear its pro rata portion of a REIT’s managerial fees.

Short Sales. The 130/30 Fund will engage in short selling. To complete a short sales transaction, the 130/30 Fund must borrow the security to make delivery to the buyer. The 130/30 Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the 130/30 Fund. Until the security is replaced, the 130/30 Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the 130/30 Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the 130/30 Fund closes its short position or replaces the borrowed security, the 130/30 Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the 130/30 Fund’s short position.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, only after such portfolio holdings information is made available on the Company’s website; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, upon request; (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Sub-Advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to administration and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services (“ISS”), Glass, Lewis & Co. (“Glass Lewis”) and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

On a periodic basis, the Company's CCO will monitor marketing and sales practices and other communications with respect to the Portfolios to determine compliance with this Policy.  If the CCO determines that any reported exception to, or violation of, this Policy constitutes a material compliance matter under the 1940 Act, the CCO will report the matter to the Board at the end of the quarter in which the determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with each Portfolio’s investment objective, are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations. No Portfolio may:

1. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5. Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. No Portfolio may:

1. Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, of which certain members are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

Interested Director

Lawrence E. Davanzo, 55(2)	Director, President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004 to October 2007); Managing Director, Guggenheim Partners (August 2004 to October 2004); Independent Investor (August 2001 to August 2004); President, Investor Force Securities (February 2000 to August 2001); Managing Director and Founder, Asset Strategy Consultants (investment consulting firm) (February 1991 to February 2000)	21	Wilshire Associates Incorporated; Wilshire Variable Insurance Trust (14 portfolios)

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors

Theodore J. Beck, 55	Director	Since 2008	President and Chief Executive Officer, National Endowment for Financial Education (since 2005); Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin (1990-2005)	7	N/A

Roger A. Formisano, 59	Director	Since 2006	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	21	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (14 portfolios)

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Complex Overseen by Director	Other Directorships Held by Director

Richard A. Holt, 66	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	21	Wilshire Variable Insurance Trust (14 portfolios)

Suanne K. Luhn, 53	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	21	Wilshire Variable Insurance Trust (14 portfolios)

Harriet A. Russell, 66	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	21	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (14 portfolios)

George J. Zock, 57	Director, Chairperson of the Board	Since 2006	Independent consultant; formerly consultant, orace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	21	Wilshire Variable Insurance Trust (14 portfolios)
Officers
Danny S. Kang, CPA, 40	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007)	N/A	N/A

Helen Thompson, 40	Chief Compliance Officer and Secretary	Since 2004
Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief  Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003),  First Quadrant Limited
				N/A	N/A

(1)	Directors hold office until they resign or their successors have been elected and qualified.
(2)	Mr. Davanzo is an interested person because of his position with Wilshire.

Committees

The Board has five standing committees - an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The Audit Committee held four meetings in 2007. The current members of the Audit Committee include Messrs. Formisano (Chairperson), Beck and Zock.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The Nominating Committee held four meetings in 2007. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee monitors the investment performance of the Portfolio and the performance of the Adviser and subadvisers. The Investment Committee held four meetings in 2007. The current members of the Investment Committee, all of whom are Independent Directors, include Messrs. Holt (Chairperson) and Beck and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan (the “Plan”). The Contract Review Committee held three meetings in 2007.  The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (Chairperson) and Luhn and Messrs. Beck, Formisano, Holt and Zock.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Portfolio securities. The Valuation Committee held three meetings in 2007. The current members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell.  Messrs. Beck, Formisano, Zock and Ms. Luhn serve as alternates.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Company as of December 31, 2007.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Portfolio	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Theodore J. Beck	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None
Richard A. Holt	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	None	None
Harriet A. Russell	None	None	None	None	None	None	None
George J. Zock	None	None	None	None	None	None	None

Directors Who are “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Portfolio	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None	None	None	None	None	None

As of April 1, 2008, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

As of December 31, 2007, none of the Independent Directors, nor any of their immediate family members owned, beneficially or of record, any securities in Wilshire, the Sub-Advisers or PFPC Distributors, Inc. (“PFPC Distributors”), the distributor of the Company through July 14, 2008, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, the Sub-Advisers or PFPC Distributors.

Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2007. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. The Company and Wilshire Variable Insurance Trust each pay a portion of the CCO’s compensation, and Wilshire pays the remainder of such compensation. Effective April 1, 2008, the Company and Wilshire Variable Insurance Trust together pay each independent Board member an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Company and Wilshire Variable Insurance Trust together paid each independent Board member an annual retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation earned from the Company for the fiscal year ended December 31, 2007 by the independent directors.  Ms. Luhn and Mr. Beck became an independent director on February 1, 2008 and May 1, 2008, respectively, and therefore, received no compensation for the fiscal year ended December 31, 2007.

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Roger A Formisano	$14,541	N/A	N/A	$27,000
Richard A. Holt	$14,541	N/A	N/A	$27,000
Harriet A. Russell	$12,615	N/A	N/A	$23,000
George J. Zock	$22,248	N/A	N/A	$43,000

This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2008. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

LARGE COMPANY GROWTH PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	67.90%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Horace Mann Life Insurance Company Separate Account	7.22%
1 Horace Mann Plaza
Springfield, IL 62715

LARGE COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account	17.05%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	10.02%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

State Street Bank Trust	7.80%
Intercontinental Hotels Corp
200 Newport Ave
North Quincy, MA 02171

NFS LLC	5.32%
Bancfirst Trust & Investment Management
101 N Broadway Ave Ste 750
Oklahoma City, OK 73102-8405

LARGE COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account	65.15%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	15.50%
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

LARGE COMPANY VALUE PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
Charles Schwab & Co.	41.78%
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

SMALL COMPANY GROWTH PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	53.48%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Horace Mann Life Insurance Company Separate Account	19.10%
1 Horace Mann Plaza
Springfield, IL 62715

SMALL COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
NFS LLC	15.91%
Sacred Heart Catholic High School
506 E. Broadway Street
Morrilton, AR 72110-3563

LPL Financial Services	8.86%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	6.54%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	5.18%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	5.18%
9785 Towne Centre Drive
San Diego, CA 92121-1968

SMALL COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	43.38%
Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Horace Mann Life Insurance Company Separate Account	21.74%
1 Horace Mann Plaza
Springfield, IL 62715

SMALL COMPANY VALUE PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
First Clearing, LLC	40.88%
Cascadia Fund LLC
330 Bayside Rd.
Bellingham, WA 98225-7802

First Clearing, LLC	31.16%
1800 Blankenship Road Ste 200
West Linn, OR 97068-4174

Charles Schwab & Co.	14.85%
Mutual Fund Department
101 Montgomery Street,
San Francisco, CA 94104-4122

DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO
Investment Class

Shareholder	Percentage Owned
Charles Schwab & Co.	43.21%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Horace Mann Life Insurance Co.	11.92%
Separate Account
1 Horace Mann Plaza
Springfield, IL 62715

Ameritrade Inc.	6.12%
P.O. Box 2226
Omaha, NE 68103-2226

DOW JONES WILSHIRE 5000 INDEXsm PORTFOLIO
Institutional Class

Shareholder	Percentage Owned
GFTC	75.72%
GFAM Inc.
3200 N. Central Ave., Suite 612
Phoenix, AZ 85012

Horace Mann Life Insurance Co.	22.45%
1 Horace Mann Plaza
Springfield, IL 62715

WILSHIRE LARGE CAP CORE 130/30 FUND
Investment Class

Shareholder	Percentage Owned
AG Funds LP	52.61%
245 Park Avenue
New York, NY 10167-0094

WILSHIRE LARGE CAP CORE 130/30 FUND
Institutional Class

Shareholder	Percentage Owned
Charles Schwab & Co.	100%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the “Advisory Agreement”).

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended,  January 1, 2007, January 18, 2007, January 25, 2007, January 19, 2007, and January 25, 2007, respectively, LA Capital, Logan, Payden, Quest, Sawgrass, and Victory each manage a portion of the Large Company Growth Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated September 20, 2007, December 23, 2004, as amended, and September 20, 2007, respectively, Acadian, Pzena, and Systematic each manage a portion of the Large Company Value Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, and September 19, 2007, LA Capital and Ranger each manage a portion of the Small Company Growth Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated April 1, 2002, as amended, and August 4, 2005, as amended from time to time, LA Capital and NWQ each manage a portion of the Small Company Value Portfolio.

Pursuant to a sub-advisory agreement with Wilshire dated April 1, 2002, as amended, LA Capital manages the Index Portfolio.

Pursuant to sub-advisory agreements with Wilshire dated October 25, 2007, November 5, 2007, November 7, 2007 and November 5, 2007, respectively, AG-AM, AXA Rosenberg, TS&W and TWIN each manage a portion of the 130/30 Fund.

Investment Advisory Agreements and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of the average daily net assets for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets of the Index Portfolio, and 1.00% of the average daily net assets for the 130/30 Fund. Effective July 22, 2004, Wilshire voluntarily limits total annual Portfolio operating expenses to 1.50% for each class of the Small Company Growth Portfolio and Small Company Value Portfolio. This voluntary waiver/reimbursement may be changed by Wilshire at any time, subject to approval by the Board. Wilshire has entered into a contractual expense limitation agreement with the 130/30 Fund to waive a portion of its management fees to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.  This agreement to limit expenses continues through at least April 30, 2009.  Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation.  For the fiscal years ended December 31, 2005, 2006 and 2007 the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers) were as follows:

2005
Portfolio	Advisory Fee Payable	Reduction in Fee		Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$4,259,500	$0		$4,259,500	0.75%
Large Company Value Portfolio	$451,049	$0		$451,049	0.75%
Small Company Growth Portfolio	$121,414	$119,528	(1)	$1,886	0.01%
Small Company Value Portfolio	$208,187	$146,955	(1)	$61,232	0.25%
Dow Jones Wilshire 5000 Index(sm) Portfolio	$165,313	$0		$165,313	0.10%

2006
Portfolio	Advisory Fee Payable	Reduction in Fee		Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$4,535,906	$0		$4,535,906	0.75%
Large Company Value Portfolio	$536,239	$0		$536,239	0.75%
Small Company Growth Portfolio	$130,438	$93,456	(1)	$36,982	0.24%
Small Company Value Portfolio	$174,686	$123,309	(1)	$51,377	0.25%
Dow Jones Wilshire 5000 Index(sm) Portfolio	$168,830	$0		$168,830	0.10%

2007
Portfolio	Advisory Fee Payable	Reduction in Fee		Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$4,065,830	$0		$4,065,830	0.75%
Large Company Value Portfolio	$600,144	$0		$600,144	0.75%
Small Company Growth Portfolio	$142,168	$100,354	(1)	$41,814	0.25%
Small Company Value Portfolio	$234,339	$165,416	(1)	$68,923	0.25%
Dow Jones Wilshire 5000 Index(sm) Portfolio	$266,337	$0		$266,337	0.10%
Wilshire Large Cap Core 130/30 Fund(2)	$15,574	$21,064	(3)	$(5,490)	0%

(1)
Effective July 22, 2004, Wilshire has voluntarily agreed to limit total annual Portfolio operating expenses for the Investment Class to 1.50% and for the Institutional Class to 1.50%, less an equivalent ratio of Investment Class share-specific expenses.  These voluntary limits are expected to continue until December 1, 2008 and may be changed by Wilshire at any time, subject to approval by the Board.

(2)	The 130/30 Fund commenced operations on November 15, 2007.
(3)
Wilshire has entered into a contractual expense limitation agreement with the 130/30 Fund to waive a portion of its management fees to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.  This agreement to limit expenses continues through at least April 30, 2009.  Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreements and Fees

Pursuant to the sub-advisory agreements with each of the Sub-Advisers (the “Sub-Advisory Agreements”), the fees payable to a Sub-Adviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of AXA Rosenberg, NWQ and Pzena) or reckless disregard of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.

The Sub-Advisory Agreements with Logan, NWQ, Payden, Pzena, Quest, Sawgrass, and Victory will continue in force until August 31, 2008, unless sooner terminated as provided in the respective Sub-Advisory Agreements.  The Sub-Advisory Agreements with AXA Rosenberg, AG-AM, TS&W and TWIN will continue in force until August 31, 2009, unless sooner terminated as provided in the respective Sub-Advisory Agreements.  After its initial term, each Sub-Advisory Agreement will continue in force from year to year with respect to a Portfolio so as long it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act.

For the fiscal years ended December 31, 2005, 2006 and 2007, the aggregate sub-advisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets were as follows:

2005

Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$82,656	0.05%
Large Company Value Portfolio	$1,644,535	0.29%
Small Company Growth Portfolio	$254,044	0.42%
Small Company Value Portfolio	$54,733	0.38%
Dow Jones Wilshire 5000 Indexsm Portfolio	$85,808	0.35%

2006

Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,747,103	0.29%
Large Company Value Portfolio	$268,661	0.38%
Small Company Growth Portfolio	$57,350	0.37%
Small Company Value Portfolio	$75,743	0.37%
Dow Jones Wilshire 5000 Indexsm Portfolio	$84,415	0.05%

2007

Portfolio	Aggregate Sub-Advisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,488,687.24	0.27%
Large Company Value Portfolio	$273,809.47	0.75%
Small Company Growth Portfolio	$56,117.64	0.34%
Small Company Value Portfolio	$109,644.03	0.40%
Dow Jones Wilshire 5000 Indexsm Portfolio	$133,168.48	0.05%
Wilshire Large Cap Core 130/30 Fund(1)	$8,980.69	0.58%
(1) The 130/30 Fund commenced operations on November 15, 2007.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Acadian

Ronald  Frashure,  John Chisholm,  Brian Wolahan,  Raymond Mui and Charles Wang, portfolio  managers of Acadian's  portion of the Large Company Value Portfolio, are primarily responsible for the day-to-day  management of other registered investment  companies,  other  pooled  investment  vehicles  and other  advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

Ronald Frashure*

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	14	$6,853	2	$3,701
Other Pooled Investment Vehicles:	58	$14,232	8	$1,435
Other Accounts:	189	$62,546	34	$17,466

John Chisholm*

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	14	$6,853	2	$3,701
Other Pooled Investment Vehicles:	58	$14,232	8	$1,435
Other Accounts:	189	$62,546	34	$17,466

Brian Wolahan*

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	14	$6,853	2	$3,701
Other Pooled Investment Vehicles:	58	$14,232	8	$1,435
Other Accounts:	189	$62,546	34	$17,466

Raymond Mui*

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	14	$6,853	2	$3,701
Other Pooled Investment Vehicles:	58	$14,232	8	$1,435
Other Accounts:	189	$62,546	34	$17,466

Charles Wang*

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	14	$6,853	2	$3,701
Other Pooled Investment Vehicles:	58	$14,232	8	$1,435
Other Accounts:	189	$62,546	34	$17,466

 *The investment professionals listed above function as part of a core equity team of 12 portfolio managers and are not segregated along product lines or by client type.  The portfolio managers worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management as of December 31, 2007, segregated by investment vehicle type.

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Company Value Portfolio, which may have different investment guidelines and objectives.  In addition to the Large Company Value Portfolio, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts.  An investment opportunity may be suitable for the Large Company Value Portfolio as well as for any of the other managed accounts.  However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Large Company Value Portfolio and the other accounts.  The other accounts may have similar investment objectives or strategies as the Large Company Value Portfolio, they may track the same benchmarks or indexes as the Large Company Value Portfolio tracks, and they may sell securities that are eligible to be held, sold or purchased by the Large Company Value Portfolio.  A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.  A portfolio manager may also manage  accounts whose investment  objectives and policies differ from those of the Large Company Value Portfolio, which may cause the portfolio  manager to effect  trading in one account  that may have an adverse  effect on the value of the  holdings  within  another  account, including the Large Company Value Portfolio.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.  Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Acadian's CCO.

Compensation structure varies depending upon seniority, position, range of responsibility, and other factors.  The basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).  Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance.  Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

As of December 31, 2007, the portfolio managers of Acadian owned no securities of the Large Company Value Portfolio.

AG-AM
AG-AM uses a team approach for the management of its large, mid and multi cap growth strategies. Peter Hermann has primary responsibility for AG-AM’s portion of the 130/30 Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, for which Mr. Hermann has investment research or portfolio management responsibilities as of December 31, 2007:
Peter Hermann

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	0	$0	0	$
Other pooled investment vehicles	0	$0	0	$
Other advisory accounts	36	$865	1		$176

According to AG-AM, there are no material conflicts between the investment strategy of the 130/30 Fund and the investment strategy of other accounts managed by the portfolio manager and the team. To avoid any potential for conflict, the strategies that permit shorting will never consider shorting a stock that is held long in any client account. An initial screen narrows the universe of stocks considered for shorting to automatically exclude any stock currently owned in any of AG-AM’s strategies. Further, there are safeguards on the trading desk to prevent any trade orders from being executed if we are long in any client account.

For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities), orders entered at the same time in the same security for different clients regardless of the fee structure or strategy (including accounts in which officers or employees of AG-AM may have an interest), at AG-AM’s discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients receive the average price and pay the pro-rata portion of the commission charged for the entire order. Should a security selected for purchase be unavailable in sufficient quantity due to liquidity constraints to fully build AG-AM’s targeted weight in all portfolios, AG-AM allocates shares pro-rata across all eligible portfolios. If the quantity of shares available makes this impractical shares will be allocated on a rotational basis. Eligibility is determined by the investment guidelines established for the account with the client at the time the account was opened.

Retention and motivation of investment teams and key professionals drives both AG-AM’s organizational and compensation structure. AG-AM maintains a relatively flat organizational structure that includes investment management veterans who are as highly regarded for their experience and contact networks as they are for their willingness to delegate and foster opportunity. AG-AM’s collaborative culture establishes an open-ended career path, creates a strong esprit de corps and diminishes the potential for individuals to become disenchanted.

AG-AM is committed to retaining all members of its portfolio management team by offering competitive base salaries, an attractive team-specific profit-sharing bonus pool and equity ownership. 40% of the firm’s ownership is held by the employees through AG Asset Management Partners LLC while 60% is owned by Angelo, Gordon.

All employees are eligible to participate in all components of compensation. Every one of AG-AM’s investment professionals have already earned or are in the process of earning equity.

The team’s profit sharing pool is determined by the team’s revenue less its direct expenses and its formula is comparable to the more successful firms in AG-AM’s industry. An incentive compensation structure that emphasizes each team’s contribution to profits and an equity plan that vests over time while remaining dynamic in its allocation further motivates and encourages retention.

As of December 31, 2007, Mr. Hermann did not own any shares in the 130/30 Fund.

AXA Rosenberg
Investment decisions arise from AXA Rosenberg’s disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg’s portfolio engineers research and monitor the 130/30 Fund’s performance against the relevant benchmark and ensure compliance with the 130/30 Fund’s objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg’s investment models and for the day-to-day portfolio management operations of the 130/30 Fund.

Dr. William Ricks is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg’s investment strategies and the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering and portfolio construction. Information as other accounts overseen by Dr. Ricks, as of December 31, 2007, is as follows:

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	21	$8,473	10	$3,606
Other pooled investment vehicles	17	$3,928	1	$18
Other advisory accounts	171	$27,513	31	$6,050

AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading; managing multiple accounts for multiple clients, including funds; and allocating investment opportunities. Employees are subject to these policies, and oversight is designed to ensure that all clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund or account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts, and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and to ensure that the company operates in a manner that is fair and equitable among its clients, including the 130/30 Fund.

Dr. Ricks’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the 130/30 Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have investment objectives similar to the 130/30 Fund’s, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the 130/30 Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. AXA Rosenberg also believes that it has adopted policies and procedures designed to manage those conflicts in an appropriate way.

Dr. Ricks’ compensation is paid by AXA Rosenberg. The components include base salary and bonus, both of which are discretionary, and not derived formulaically from performance of any individual accounts, including mutual funds.

As of December 31, 2007, Dr. Ricks owned no shares of the 130/30 Fund.

LA Capital

LA Capital manages the Index Portfolio and a portion of each of the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Thomas D. Stevens, LA Capital’s president, is the primary portfolio manager for the portion of each Portfolio sub-advised by LA Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Stevens, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of December 31, 2007:

Thomas D. Stevens

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	13	$1,085	0	$0
Other Pooled Investment Vehicles:	1	$308	1	$308
Other Accounts:	35	$4,094	11	$1,584

As of December 31, 2007, LA Capital managed 50 portfolios, most of which have minimal overlap with other accounts with respect to investment mandates, and which use 22 different benchmarks. Although certain of LA Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

While each client account LA Capital manages individually, LA Capital does purchase and/or sell the same securities for many accounts. Occasionally, LA Capital aggregates client purchases and sales in the same securities. Each LA Capital client in an aggregated transaction receives the same execution price per share, which reflects an average of prices if the order is executed in multiple trades, and is charged a pro rata share of the total commission charge. However, where a LA Capital client has directed that a specific broker be used to execute transactions, such transactions may not be aggregated with other orders entered at the same time in the same security, with the result that commission rates and execution prices for such client may differ from those obtained on the aggregated transaction. In general, an aggregated transaction may enable LA Capital to obtain a discounted commission charge and a more favorable execution price. If an executing broker is unable to fill an aggregated transaction completely and only partially completes the aggregated trade, LA Capital allocates the partially filled transaction to clients participating in the aggregated transaction on a pro-rata basis, subject to adjustments for additional factors, including the cash availability within individual accounts and the maintenance of appropriate portfolio sector weightings. Since LA Capital clients have different investment strategies and objectives, LA Capital may purchase or hold a security for one client, and sell the same security for another client. In general, however, LA Capital believes that there are no significant conflicts resulting from various client accounts owning or trading the same securities. LA Capital seeks to mitigate liquidity problems by executing trades in highly liquid tranches. An account rebalance may take up to two or three days to complete.

LA Capital’s portfolio managers, including Mr. Stevens, are the majority owners of LA Capital and are compensated based on LA Capital’s profits rather than on performance of particular accounts. Mr. Stevens’ compensation consists of a base salary, profit sharing, which vests over a four year period, and distribution of LA Capital’s profits. Mr. Stevens manages 12 accounts with performance fee arrangements which, depending upon performance, may increase the revenues of the firm.

As of December 31, 2007, Mr. Stevens did not own shares of any of the Portfolios.

Logan

Stephen S. Lee, David P. Harrison, Dana H. Stewardson and Al Besse are portfolio managers of Logan’s portion of the Large Company Growth Portfolio, and are also primarily responsible for the day-to-day management of other advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

Stephen S. Lee, David P. Harrison, Dana H. Stewardson and Al Besse

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	189	$733.3	0	$0

According to Logan, there are no material conflicts of interest between Logan portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts they manage.  Key Logan portfolio managers are equity shareholders in Logan and therefore have a direct interest in its success. Logan portfolio managers are compensated via salary and variable bonuses based on the profitability of Logan. Logan has an active employee stock option plan for other key employees, and has used this plan to attract new talent to Logan.  Logan’s staff is compensated on a salary, bonus and/or profit sharing arrangement.

As of December 31, 2007, Stephen S. Lee, David P. Harrison, Dana H. Stewardson and Al Besse did not own any shares of the Large Company Growth Portfolio.

NWQ

Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2007:

Phyllis G. Thomas

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$491.1	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	4,587	$1,758.1	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:
•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, NWQ has adopted procedures in order to fairly allocate portfolio transactions across multiple accounts.

•
With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, NWQ may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Small Company Value Portfolio or the other accounts.

•
Some clients are subject to different regulations.  As a consequence of this difference in regulatory requirements, some client may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.  A potential conflict of interest may arise because the investment mandates for certain other accounts may allow use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  NWQ has policies and procedures reasonably designed to limit and monitor any such short sales to avoid harm to other strategies and accounts, including the Small Company Value Portfolio.  Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.  Currently there are no international value accounts with performance based fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Small Company Value Portfolio is subject to different regulations than the other accounts managed by Ms. Thomas. As a consequence of this difference in regulatory requirements, the Small Company Value Portfolio may not be permitted to engage in all of the investment techniques or transactions to the same extent as the other accounts managed by Ms. Thomas. NWQ attempts to address other forms of conflicts through its policies which, among other things, (i) prohibit use of soft dollars for access to specialized research and databases; (ii) prohibit cross transactions between clients; (iii) consider client suitability issues in allocating initial public offerings; and (iv) in the case of trade errors, attempt to make clients whole and eliminate any benefit to NWQ or the broker in resolving account trade errors.

NWQ’s portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by NWQ’s executive committee.  The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The portfolio manager’s performance is formally evaluated annually and based on a variety of factors.  Bonus compensation is primarily a function of NWQ’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of NWQ over time) made to most investment professionals.  Additionally, NWQ’s portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.

As of December 31, 2007, Ms. Thomas did not own any shares in the Small Company Value Portfolio.

Payden
Christopher N. Orndorff, James T. Wong and Frank J. Lee are portfolio managers of Payden’s portion of the Large Company Growth Portfolio, and are also primarily responsible for the day-to-day management of registered investment companies, other pooled investment vehicles and other advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

Christopher N. Orndorff, James T. Wong and Frank J. Lee

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fees (millions)
Registered investment companies	3	$235	0	$0
Other pooled investment vehicles	2	$120	0	$0
Other advisory accounts	4	$2,528	1	$6

Payden has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Large Company Growth Portfolio and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.

Payden portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of Payden and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual's contribution to the investment team(s), contributions to Payden overall and other factors.

As of December 31, 2007, Christopher N. Orndorff, James T. Wong and Frank. J. Lee did not own any shares of the Large Company Growth Portfolio.

Pzena

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III manage Pzena’s portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and DeSpirito, III, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2007:

Richard S. Pzena

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	9	$6,859	0	$0
Other Pooled Investment Vehicles:	106	$2,654	0	$0
Other Accounts:	406	$11,015	12	$2,017

 John P. Goetz

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	11	$6,975	0	$0
Other Pooled Investment Vehicles:	126	$4,677	0	$0
Other Accounts:	414	$11,993	12	$2,017

Antonio DeSpirito, III

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	8	$6,809	0	$0
Other Pooled Investment Vehicles:	38	$1,909	0	$0
Other Accounts:	131	$4,876	8	$1,075

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them.  Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention.  Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis.  Thus, all large cap value Accounts, whether they be mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio may not be able to take full advantage of that opportunity.  However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.  First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation.  Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account.  Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order.  Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis.  As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective.  Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution.  Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts.  However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio or other Accounts.  To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.  The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel.  Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements.  Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of Pzena’s full-time employees except those whose job functions are solely clerical.  In addition, no access person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities.  Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Large Company Value Portfolio and the other Accounts’ securities holdings may also pose certain conflicts.  Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.  Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements.  Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest.  This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee.  To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis.  Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria.  Additionally, Pzena requires average pricing of all aggregated orders.  Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance.  Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy.  The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio relative to the performance of the Portfolio’s benchmark.  For investment professionals, Pzena examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management.  However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future.  The time frame we examine for bonus compensation is annual.  Longer-term success is required for equity ownership consideration.  Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.  All shares are voting shares (i.e., not phantom stock).

As of December 31, 2007, Messrs. Pzena, Goetz and DeSpirito, III do not own any shares of the Large Company Value Portfolio.

Quest
Quest’s Investment Committee, portfolio managers of Quest’s portion of the Large Company Growth Portfolio, is also primarily responsible for the day-to-day management of registered investment companies, other pooled investment vehicles and other advisory accounts.  Quest’s Investment Committee includes: Douglas P. Goebel, CFA, E. Adrian Hamilton, Cameron M. Johnson, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood.

As of December 31, 2007, information on these other accounts is as follows:

Douglas P. Goebel, E. Adrian Hamilton, Cameron M. Johnson, Monte L. Johnson, Garth R. Nisbet and Gregory G. Sherwood

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	1	$53.8	0	$0
Other pooled investment vehicles	4	$13.7	0	$0
Other advisory accounts	82	$2,172.3	0	$0

According to Quest, there are no material conflicts of interest between Quest portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts Quest manages.

Quest’s portfolio manager compensation is not tied to performance of any product or specific account. Quest portfolio managers are paid a base annual salary which may include a year-end bonus that is based on the overall profitability of Quest rather than any specific product or account.

As of December 31, 2007, the Quest portfolio managers listed above did not own any shares of the Large Company Growth Portfolio.

Ranger

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

W. Conrad Doenges

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	2	$27.7	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	7	$60.4	0	$0

According to Ranger,  there are no material  conflicts  of interest  between the portfolio  manager's  management of a portion of  the  Small  Company  Growth  Portfolio's investments and the investments of the other accounts Ranger manages.

Ranger’s portfolio managers receive a salary, as well as a performance based bonus, which may potentially be multiples of an employee’s salary.  The portfolio managers and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses  are a  function  of Ranger’s  revenues,  asset  growth,  how well the overall  portfolio  has  performed a team  member's  contribution  to the client service function,  input to the investment  process and willingness to work in a team environment.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual's profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.

As of December 31, 2007, W. Conrad Doenges beneficially owned no securities of the Small Company Growth Portfolio.

Sawgrass
Marty LaPrade, CFA, lead portfolio manager of Sawgrass’ portion of the Large Company Growth Portfolio, are primarily responsible for the day-to-day management of other advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

Marty LaPrade, CFA

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	69	$986	2	$16

According to Sawgrass, there are no material conflicts of interest between Sawgrass portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other advisory accounts Sawgrass manages.

As partners of Sawgrass investments, Sawgrass portfolio managers receive a competitive base compensation supplemented by an annual distribution representing a share of Sawgrass’ profitability.  All Sawgrass employees are eligible to participate in the Sawgrass 401(k) defined contribution plan which incorporates a company match.

As of December 31, 2007, Marty LaPrade and Dean McQuiddy did not own any shares of the Large Company Growth Portfolio.

Systematic

Systematic’s team of portfolio managers responsible for the day-to-day management of a portion of the Large Company Value Portfolio is comprised of Kevin McCreesh, Chief Investment Officer, and Ronald Mushock, Portfolio Manager. Mr. McCreesh and Mr. Mushock are both  partners  of Systematic and are  primarily  responsible  for the  day-to-day management of other registered  investment  companies,  other pooled  investment vehicles and other advisory accounts.  As of December 31, 2007, information on these other accounts is as follows:

Kevin McCreesh and Ronald Mushock

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	8	$1,283.8	0	$0
Other pooled investment vehicles	18	$693.2	0	$0
Other advisory accounts	1,990	$5,610.2	0	$353.6

Systematic is majority owned by Affiliated Managers Group, Inc.  ("AMG"), a publicly traded asset management company, which invests in mid-sized asset management firms. Neither AMG nor any of their other affiliates formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic’s clients.  Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into   consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances.  Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interests of its clients.

Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To avoid such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its Code of Ethics, which addresses personal securities trading, proxy voting and trading error  policies, which are accompanied by periodic testing and reviews, and are reasonably designed to detect such conflicts and protect the interests of its clients.

Messrs. McCreesh and Mushock are partners of Systematic and co-portfolio managers for the strategy.  Employee-owners receive income distributions scaled to Systematic’s profit margins.  Moreover, Messrs. McCreesh and Mushock are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

As of December 31, 2007, Messrs. McCreesh and Mushock beneficially owned no securities of the Large Company Value Portfolio.

TS&W
TS&W’s portion of the 130/30 Fund is managed through a team approach. The team consists of Mark S. Tyler, CFA, Charles J. Wittmann, CFA, Matthew H. Cullen, CFA, W. Patrick Schubmehl, Jr. and Brett P. Hawkins, CFA, CPA. The team also utilizes the resources of TS&W’s twelve sector research analysts. This team is also responsible for the day-to-day management of other registered investment companies, pooled investment vehicles advisory accounts. As of December 31, 2007, information on these other accounts is as follows:

Mark S. Tyler, Charles J. Wittmann, Matthew H. Cullen, W. Patrick Schubmehl, Jr. and Brett P. Hawkins

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	2	$64.4	0	$0
Other pooled investment vehicles	3	$42.8	2	$38.6
Other advisory accounts	50	$1,538.4	0	$0

Conflicts of interest may arise in managing the 130/30 Fund’s investments, on the one hand, and the portfolios of TS&W’s other clients and/or accounts (together “TS&W Accounts”), on the other. Conflicts typically identified are side-by-side management (portfolio managers managing both long only TS&W Accounts and the 130/30 Fund) and TS&W Accounts with performance incentive fees. Set forth below is a brief description of these conflicts and TS&W’s policy or procedure for handling them. Although TS&W has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple TS&W Accounts (side-by-side management) inherently means there may be competing interests for the portfolio management team’s time and attention. TS&W seeks to minimize this by utilizing one investment process for all of its equity products. That process combines quantitative and fundamental analysis with disciplined risk controls. This process seeks to identify long ideas with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation for TS&W’s traditional long only TS&W Accounts and the long component of both 130/30 accounts and other long/short accounts. The process also seeks to identify short ideas with some combination of expensive valuation and negative change that could lead to a significantly lower valuation for the short positions of both 130/30 accounts and other long/short accounts.

The portfolio managers for the 130/30 Fund are likely to be participating simultaneously with other TS&W long only equity products with respect to specific securities transactions. TS&W determines which broker to use to execute each order, consistent with its duty to seek best execution. TS&W aggregates like orders where it believes doing so is beneficial to the TS&W Accounts. However, with respect to certain TS&W Accounts, TS&W may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, TS&W may place separate, non-simultaneous transactions for the 130/30 Fund and another TS&W Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Further, TS&W recognizes conflicts of interest associated with managing TS&W Accounts with different fee structures. TS&W Accounts with performance incentive fee structures may create inherent pressure to allocate investments having a greater potential for higher returns to those TS&W Accounts with higher performance incentive fees. TS&W generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value TS&W Accounts, 130/30 Accounts, etc.). TS&W also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. TS&W requires average pricing of all aggregated orders and has specific allocation procedures in the event of partial executions. TS&W’s Policies and Procedures and the Code of Ethics emphasize a strict policy prohibiting portfolio managers (and all TS&W employees) from placing the investment interests of one TS&W Account or group of TS&W Accounts with the same investment objectives above the investment interests of any other TS&W Account or group of TS&W Accounts with the same or similar investment objectives. TS&W has procedures in place to monitor TS&W Account transactions to ensure the policies are adhered to.

TS&W has also established specific policies that prohibit any TS&W Account with the ability to short securities from shorting any security that is a primary security holding. A primary security holding refers to any core holding in any of the firm’s other long only equity products. It specifically excludes miscellaneous securities most frequently held in TS&W clients’ taxable portfolios.

TS&W seeks to maintain a competitive compensation program based on investment management industry standards to attract exceptional talent and retain superior investment professionals. TS&W’s compensation structure is comprised of the following:
Base Salary: TS&W’s portfolio managers are paid a fixed base salary, which depends on the experience and responsibilities of the portfolio manager. TS&W’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus: TS&W’s portfolio managers are eligible to receive an annual bonus. Targeted bonus amounts vary based on the experience level and responsibilities of the TS&W portfolio manager. The discretionary performance bonus is based on the overall success of TS&W, an individual’s responsibility and his/her performance versus expectations, which are reviewed annually.

Equity Payments: TS&W’s portfolio managers who are equity owners receive quarterly distributions based upon their equity ownership share and the TS&W profitability. TS&W believes this structure allows it to retain highly qualified portfolio managers, as TS&W provides the opportunity to share directly in the success of the business.

Each TS&W portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a profit sharing plan and 401(k) plan), which are available to all TS&W employees.

As of December 31, 2007, Messrs. Tyler, Wittmann, Cullen, Schubmehl or Hawkins did not own any shares of the 130/30 Fund.

TWIN
Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the 130/30 Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2007, information on these accounts is as follows:

Geoffrey Gerber and Christopher B. Erfort

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	3	$159.7	0	$0
Other pooled investment vehicles	6	$17.2	2	$4.3
Other advisory accounts	29	$655.4	1	$32.8

TWIN manages the 130/30 Fund pari passu with its other client accounts invested in the same investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the 130/30 Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

As of December 31, 2007, Messrs. Gerber or Erfort did not own any shares of the 130/30 Fund.

Victory
Erick F. Maronak, Scott R. Kefer and Jason E. Dahl, portfolio managers of Victory’s portion of the Large Company Growth portfolio are also primarily responsible for the day-to-day management of a registered investment company and other advisory accounts.    As of December 31, 2007, information on these other accounts is as follows:

Erick F. Maronak, Scott R. Kefer and Jason E. Dahl

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered investment companies	1	$7.7	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	3,171	$1,375.7	0	$0

According to Victory, there are no material conflicts of interest between the portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts Victory manages.

Each Victory portfolio manager receives a base salary plus an annual incentive bonus for managing a portion of the Large Company Growth Portfolio, other investment companies and other accounts. A Victory portfolio manager's base salary is dependent on the manager's level of experience and expertise. Victory monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A Victory portfolio manager's annual incentive bonus is based on the manager's individual and investment performance results. Victory establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp's corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of the Victory portfolio manager's accounts relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The Victory manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the "target," depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the "target" while below- average performance may result in an incentive bonus as low as zero. Performance results for a Victory manager are based on the composite performance of all accounts managed by that Victory manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Victory portfolio managers may participate either in Victory's long-term incentive plan, the results for which are based on Victory's business results (the "Victory Incentive Plan"), or may receive options on KeyCorp common stock (the "KeyCorp Incentive Plan"), or both. Eligibility for participation in these Victory incentive programs depends on the Victory manager's performance and seniority. Mr. Maronak, Mr. Kefer, and Mr. Dahl participate in the Victory Incentive Plan and the KeyCorp Incentive Plan.

As of December 31, 2007, Messrs, Maronak, Kefer and Dahl did not own any shares of the Large Company Growth Portfolio.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Administrator
The Company has entered into an administration agreement (the “Administration Agreement”) dated May 30, 2008 with SEI Investments Global Funds Services (the “SEI” or the “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA  190456 and is an affiliate of the Distributor.  Under the Administration Agreement, the Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space,  equipment, personnel and facilities.

SEI Investments Management Corporation , a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money  managers.  The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as the administrator to the Company pursuant to a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005.

For the fiscal years ended December 31, 2005, 2006 and 2007, the accounting and administration fees paid to PFPC for each Portfolio, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolios, were as follows:

2005

Portfolio	Administration & Accounting Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$653,390	$0	$653,390
Large Company Value Portfolio	$91,026	$0	$91,026
Small Company Growth Portfolio	$36,236	$0	$36,236
Small Company Value Portfolio	$49,261	$0	$49,261
Dow Jones Wilshire 5000 Indexsm Portfolio	$199,187	$0	$199,187

2006

Portfolio	Administration & Accounting Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$455,158	$1,000	$454,158
Large Company Value Portfolio	$53,810	$1,000	$52,810
Small Company Growth Portfolio	$11,545	$1,000	$10,545
Small Company Value Portfolio	$15,460	$1,000	$14,460
Dow Jones Wilshire 5000 Indexsm Portfolio	$126,991	$1,000	$125,991

2007

Portfolio	Administration & Accounting Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$397,285	$0	$397,285
Large Company Value Portfolio	$58,643	$0	$58,643
Small Company Growth Portfolio	$12,273	$0	$12,273
Small Company Value Portfolio	$20,215	$0	$20,215
Dow Jones Wilshire 5000 Indexsm Portfolio	$195,296	$0	$195,296
Wilshire Large Cap Core 130/30 Fund*	$1,162	$0	$1,162

* The 130/30 Fund commenced operations on November 15, 2007.

Expenses

From time to time, Wilshire or SEI may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolios or the Company. This would have the effect of lowering the overall expense ratio of the Portfolios and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire for any amounts which may be waived or assumed. Each of Wilshire, the Distributor or SEI may bear other expenses of distribution of the shares of a Portfolio or of the provision of shareholder services to a Portfolio’s shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Distributor, Wilshire or SEI. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Wilshire  or any sub-adviser or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2007 are set forth below.

2007

Portfolio	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Large Company Growth Portfolio	$4,952	$724,225	$0	$33,666	$762,843
Large Company Value Portfolio	$1,081	$157,967	$0	$7,408	$166,456
Small Company Growth Portfolio	$235	$33,055	$0	$1,635	$34,925
Small Company Value Portfolio	$329	$53,497	$0	$2,245	$56,071
Dow Jones Wilshire 5000 Index(sm) Portfolio	$2,180	$326,970	$0	$15,038	$344,188
Wilshire Large Cap Core 130/30 Fund*

* The 130/30 Fund commenced operations on November 15, 2007.

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties.  Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider.

Transfer Agent

DST Systems, Inc., 430 W. 7th Street, Kansas City, MO  64105, serves as the Company’s transfer agent and dividend disbursing agent.

Custodian

PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, serves as the custodian for each of the Portfolios, except the 130/30 Fund.  Custodian Trust Company (“CTC”), located at 101 Carnegie Center, Princeton, NJ 08540-6231, serves as the 130/30 Fund’s custodian.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act (the “Code”). The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Sub-Adviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

PROXY VOTING POLICY AND PROCEDURES

The Company

The Sub-Advisers have been delegated the responsibility for voting the Portfolio’s proxies pursuant to the Investment Sub-Advisory Agreements. Each Sub-Adviser votes proxies according to proxy voting policies, which are described below. Wilshire monitors the Sub-Advisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Sub-Adviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Sub-Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Sub-Advisers is summarized below.

Acadian
Acadian will accept the fiduciary responsibility to vote proxies if directed by a client.  Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients.  Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients.  Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (“ERISA”), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Acadian has retained RiskMetrics (formerly ISS) to research and vote its proxies.  RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on RiskMetrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest.  Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to RiskMetrics to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, beginning May 1, 2007, Acadian will instruct RiskMetrics to cease voting proxies in so-called "share blocking" markets.   Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting.  The period of blocking typically lasts anywhere from a few days to two weeks.  During the period, any portfolio holdings in these markets cannot be sold without a formal recall.  The recall process can take time, and in some cases, cannot be accomplished at all.  This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.

Shareholders who do not vote are not subject to the blocking procedure.  As of March 2007, the markets identified as share blocking are as follows:  Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.

Acadian also reserves the right to override RiskMetrics vote recommendations under certain circumstances.  Acadian will only do so if they believe that voting contrary to the RiskMetrics recommendation is in the best interest of clients.  All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests.  In these situations RiskMetrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed.  Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients.  If Acadian determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by RiskMetrics.   The policies have been developed based on RiskMetrics independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value.  Acadian may change these policies from time to time without providing notice of changes to clients.   RiskMetrics proxy voting policies include:

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator.  The Proxy Coordinator acts as coordinator with Risk Metrics including ensuring proxies Acadian is responsible to vote are forwarded to Risk Metrics, overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by their research group.  Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis.  Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ RiskMetrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian’s Marketing Service Representative, Amy Conklin, at 1-800-946-0166.  The report will be provided free of charge.

AG-AM
Part of the discretionary management responsibilities at AG-AM includes the execution of proxy solicitations by companies in which the firm had, or has, investment positions as of the proxy record date associated with the annual meetings. Additionally, proxies are issued in connection with special events requiring shareholder voice, including applicable mergers, acquisitions and/or special provisions that might alter the text of the corporate charter. In all such instances, AG-AM’s management has developed internal operating Proxy Voting Procedures that deal with the responsible management of incoming proxies. AG-AM owes a “fiduciary duty” to its advisory clients, including the duty of care and the duty of loyalty to clients. The duty of care requires AG-AM to monitor corporate events and to vote the proxies. The duty of loyalty requires that AG-AM vote proxies in a manner consistent with the best interests of its client.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the best interests of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•           maintain or strengthen the shared interests of stockholders and management;
•           increase shareholder value; and
•           maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where AG-AM perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, AG-AM will generally vote against it. AG-AM believes that means for ensuring management accountability to shareholders, in the rare cases where it is threatened, must not be compromised.

AG-AM generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, AG-AM’s voting position will generally favor not interfering with the directors’ proper function in the interests of all shareholders.

AG-AM believes that proposals addressing strictly social or political issues are irrelevant to the goal of maximizing the return on funds under its management. AG-AM will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

AG-AM may abstain from voting a client proxy if AG-AM concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. AG-AM may abstain from voting a client proxy for cost reasons (e.g. costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, AG-AM will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. AG-AM’s decision takes into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of its client’s investment and whether this expected effect would outweigh the cost of voting.

AG-AM’s Portfolio Managers/Analysts developed Proxy Voting Guidelines (“Guidelines”). These Guidelines represent AG-AM’s pre-determined voting policy for how AG-AM wants the votes placed. AG-AM may not follow these Guidelines in every situation. However, explanations will be documented and approved by a member of AG-AM Management Committee in any case where AG-AM casts a vote that deviates from the Guidelines. These Guidelines may be adjusted to address new issues that appear during the year and are also reviewed annually in their entirety.

Additionally, AG-AM’s Code requires full and timely disclosure of any situation that may result in a conflict of interest or the appearance of a conflict of interest. To reinforce AG-AM’s commitment to avoid conflicts of interest or their appearance, rules have been adopted that ensure conflicts are avoided and our fiduciary obligations are fulfilled. Further, by voting consistently with its Guidelines, AG-AM believes that client proxies are at all times properly voted.

AG-AM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of its clients on the one hand and its interests (including those of its affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). AG-AM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.

If AG-AM determines that a potential conflict may exist, it shall be reported to its Management Committee, or some form of sub-committee established for the purpose of evaluating Proxy Policies/Procedures (“Committee”). The Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of its clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Committee may resolve a potential conflict in any of the following manners:

•           If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, AG-AM may note the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on its part;
•           AG-AM may disclose the potential conflict to its clients and obtain the consent of a majority in the interest of its clients before voting in the manner approved by a majority in the interest of its clients;
•           AG-AM may engage an independent third-party to determine how the proxy should be voted; or
•           AG-AM may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

AG-AM will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of its senior portfolio managers actually knew or reasonably should have known of the potential conflict.

AG-AM takes into consideration what is best for its clients with respect to proxy voting. AG-AM may utilize client directed proxy voting guidelines or the AFL-CIO guideline as a model, as requested. AG-AM can accommodate individualized proxy voting policies on a client-by-client basis. Clients who disapprove of how AG-AM votes their proxies may decide to reclaim the responsibility to vote proxies or provide AG-AM with instructions on how to vote their proxies.

Members of AG-AM’s investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies. AG-AM’s Proxy Group has primary responsibility for implementing its Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. AG-AM uses a service provider, Automatic Data Processing Investor Communication Services, Inc. (“ADP”), to assist in voting proxies, record keeping, and other matters. All proxies received by the Proxy Group will be voted based upon AG-AM’s instructions and/or policies. To assist it in analyzing proxies, AG-AM subscribes to Glass Lewis, an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis’ analyses may be reviewed and considered in making a final voting decision, AG-AM does not consider recommendations from Glass Lewis to be determinative of its ultimate decision.

On a daily basis, the Proxy Group electronically transmits a security position report to ADP that allows them to track the number of voting shares AG-AM has discretionary authority over. It is the Proxy Group’s responsibility to track and vote all proxies on behalf of AG-AM and in accordance with its Guidelines. Upon receipt of the investment staff decisions, the Proxy Group performs a review to assure that votes are in accordance with AG-AM’s Guidelines. If there are no conflicts, votes are sent electronically. If there are conflicts, documentation as to why votes are being cast against its Guidelines is retained with the voting ballot in AG-AM’s records.

AXA Rosenberg
Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg’s policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value. AXA Rosenberg has retained RiskMetrics to assist it in voting proxies with respect to client securities. ISS researches the proxy issue and makes a recommendation based on its Proxy Voting Guidelines. AXA Rosenberg’s general positions on various proposals are based on RiskMetric’s Proxy Voting Guidelines.

The client relationships in which AXA Rosenberg will vote the proxies include:

•           Employee benefit plans and other clients subject to ERISA;
•           Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;
•           Certain registered investment companies advised or sub-advised by AXA Rosenberg; and
•           Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA  Rosenberg has no authority and will not vote any proxies for those client portfolios.

Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies RiskMetrics of this delegation, thereby enabling RiskMetrics to automatically receive proxy information. AXA Rosenberg monitors RiskMetrics to assure that the proxies are being properly voted and appropriate records are being retained.

RiskMetrics will:

1.           Keep a record of each proxy received;
2.           Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;
3.           Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the RiskMetrics, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibilities from any other person or organization, except from a client to vote proxies for that client’s account.

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. AXA Rosenberg believes its duty is to vote proxies in the best interests of its clients. Therefore, in situations where there is a conflict of interest, AXA Rosenberg will instruct the RiskMetrics to vote proxies in its clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for its clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if AXA Rosenberg determines that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, AXA Rosenberg may abstain from voting those shares.

LA Capital

LA Capital has engaged Glass Lewis as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with Glass Lewis, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated the Director of Operations to be responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing Glass Lewis to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the client directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on Glass Lewis’ recommendations.

Glass Lewis’ general positions on various proposals are as follows:

Director Matters – Glass Lewis generally votes for all director nominees, except in the case of contested nominees, which are evaluated on a case-by-case basis. It votes against giving boards authority to set board size and against proposals to impose classified boards. It also votes against proposals permitting the removal of directors without cause.

Shareholder Rights – Glass Lewis typically votes against poison pills, non-technical charter amendments that reduce shareholder rights, and limiting the right of shareholders to act by written consent or to call special meetings. It also votes against adoption of supermajority votes for business transactions.

Compensation and Benefits Plans – Glass Lewis generally votes against stock incentive plans if, among other things, the outstanding common stock will be diluted by greater than 10%, the plan allows the company to reprice or replace underwater options without shareholder approval, or the plan allows nonqualified options to be priced at less than 85% of fair market value.

Routine Matters – Glass Lewis generally votes in favor of ratification of auditors, name changes, and technical amendments to charter documents.

Logan

Logan has engaged RiskMetrics to make voting recommendations and manage the voting process. Logan maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Logan’s proxy policies and practices. Logan’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

By retaining the services of RiskMetrics to provide arm's-length proxy voting recommendations which favor the clients' best economic interests, potential conflicts of interest are avoided. However, should Logan become aware of any conflicts that exist between the interests of Logan and the client, Logan's investment committee will review the relationship of Logan with the issuer of each security to determine if Logan or any of its employees has any financial, business or personal relationship with the issuer. If a material conflict of interest exists, Logan's investment committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. Logan will maintain a record of the voting resolution of any conflict of interest.

In instances where RiskMetrics has a conflict of interest, a meeting is held with the Logan investment committee to collaboratively decide how the vote should be cast. Once a decision is made, it will be communicated to the proxy coordinator for disposition. Proxy voting reports are available at any time for any period.

NWQ

A senior member of the investment team of NWQ is responsible for oversight of the proxy voting process. NWQ has engaged the services of ISS to make recommendations to NWQ on the voting of proxies relating to securities held in its clients’ accounts. NWQ reviews and frequently follows ISS’ recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when NWQ believes that specific ISS recommendations are not in the best economic interests of the Small Cap Value Portfolio and its shareholders. If NWQ manages the assets of a company or its pension plan and any of NWQ’s clients hold any securities of that company, NWQ will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company’s request.

ISS’ general positions on various proposals are as follows:

Director Matters - ISS generally supports the election of management’s nominees for directors, unless there are concerns about the past performance of the company or the board. It generally votes for proposals to fix board size and against proposals to impose classified boards or to alter board structure or size in the context of a fight for control over the company or the board.

Shareholder Rights - ISS typically votes against all antitakeover proposals, such as staggered boards, poison pills and unlimited authorized capital authorizations, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal.

Compensation and Benefits Plans - ISS generally votes for proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the industry. It evaluates nonexecutive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Routine Matters - ISS generally votes in favor of reelection of auditors unless there are serious concerns about the accounts or the procedures used. It evaluates changes to a company’s charter documents on a case-by-case basis.

Payden

Over time, the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

Absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

—	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.
—	Vote for programs that permit an issuer to repurchase its own stock.
—	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).
—	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).
—	Vote for management proposals on the retention of its independent registered public accounting firm.
—	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.  Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented.  From time to time, Payden may purchase for one client’s portfolio securities that have been issued by another client.  Payden does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities.  In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden.  For example, Payden may manage corporate cash for Alpha Company whose management is soliciting proxies.  Payden has purchased Alpha Company’s securities for the account of Beta Company, another Payden client.  Moreover, Beta Company’s policies would suggest Payden should vote against the position put forward by Alpha Company’s management.  However, voting against Alpha Company management may harm Payden’s relationship with Alpha Company’s management.  Thus, Payden may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interests and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden as follows:

1.
If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy.  This assumes, of course, that the policy in question furthers the interests of the client and not of Payden.

2.	However, if the general proxy voting policy does not further the interests of the client, Payden will then seek specific instructions from the client.

Pzena

Pzena subscribes to ISS’ proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines, or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Officer will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS’ recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation).

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.

Quest

Quest, as a matter of policy and as a fiduciary to Quest’s clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of clients. Quest maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Quest’s proxy policies and practices. Quest’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In the absence of specific voting guidelines from a client, Quest will vote proxies in the best interests of each particular client.  Quest’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.  Clients are permitted to place reasonable restrictions on Quest’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.  Quest will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditor’s non-audit services.  Quest will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.  In reviewing proposals, Quest will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

Douglas Goebel, Senior Vice President of Quest, has the responsibility for the implementation and monitoring of Quest’s proxy voting policy, practices, disclosures and record keeping.  Mr. Goebel will identify any conflicts that exist between the interests of Quest and the client by reviewing the relationship of Quest with the issuer of each security to determine if Quest or any of its employees has any financial, business or personal relationship with the issuer.  If a material conflict of interest exists, the CCO, Mr. Monte Johnson, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. The interests of Quest’s clients are paramount to those of Quest. This is the overriding principle in resolving material conflicts of interest on proxy matters.  In general terms, examples of potential conflicts of interest include, but are not limited to, the following:

•    Quest or any related company managing the pension for a company soliciting proxies
•    Quest or any related company administering the employee benefit plan for a company soliciting proxies.
•    Quest or any related company providing brokerage, underwriting, insurance or baking services for a company soliciting proxies.
•    Quest or any related company managing money for an employee group.

It is the opinion of Quest that the occurrence of such conflicts of interest would be infrequent due to the nature of Quest’s business (i.e., no related companies providing brokerage, banking, etc.) and the composition of Quest’s client list (i.e., primarily individuals, Taft-Hartley pensions and endowments).  Quest will maintain a record of the voting resolution of any conflict of interest.

Ranger

It is Ranger's policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Company Growth Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's board.  Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner.  Proxies are  generally  considered  by  the  investment  team  members  responsible  for monitoring  the  security  being  voted.  That person will cast his votes in accordance with the proxy voting policy and procedures.  Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict.  If the guidelines do not apply, or the conflict of interest is of a nature  sufficient to prevent  Ranger from  exercising the voting rights in the best interests of its investors,  Ranger will notify the beneficial owners of such conflict,  describe how Ranger proposes to vote and the reasons  therefore, and request the investor to provide written instructions if the investor desires the voting  rights to be exercised in a different  manner (which may include not voting the proxy).  If an investor does not deliver contrary   written instructions, Ranger will vote as indicated in its notice to investors.

Sawgrass

Sawgrass recognizes its primary fiduciary responsibility to vote proxies in the best interests of clients and in compliance with regulatory authorities.  Sawgrass employs ISS to assist in the research and voting process.  Sawgrass believes the retention of an outside expert in this area is value added to the client.

Sawgrass reviews the critical issues and recommendations made by ISS.  Corporate governance practices are a critical element in the proxy voting process, and Sawgrass uses the proxy voting process to help encourage good corporate governance.

The CCO of Sawgrass has overall responsibility for the implementation and monitoring of Sawgrass’ Proxy Voting Policy, practices, disclosures and record keeping.  The policies are designed to assure that proxies are voted in the best interests of shareholders or fund participants.   The CCO in concert with the portfolio manager will identify any potential conflicts of interests that could arise as a result of any business relationships that Sawgrass or any of its employees may have with the issuer.  In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to client and offering to allow client to vote the proxies themselves or confirming that such proxies are voted according to pre-set rules and other objective criteria as may be recommended by a third party voting recommendation.  In all cases, the interests of clients will take precedence to those of Sawgrass and its staff.   Potential areas of conflict could include, but are not limited to, the following: (i) Sawgrass Asset Management acting in the capacity as investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors; (ii) Sawgrass having a material business relationship with a company seeking proxy votes; and (iii) Sawgrass actively seeking investment management business from a prospective client which is soliciting proxy votes.

It is the opinion of Sawgrass CCO that conflicts of interest have been mitigated by the establishment of objective guidelines governing the voting of proxy shares and by the engagement of an outside third party organization to assist in the implementation of these guidelines.

Systematic

As an  investment  adviser  and  fiduciary  of  client  assets,  Systematic  has implemented  proxy  voting  policies  and  procedures  designed  to ensure  that Systematic votes proxies in the best interests of clients for whom Systematic has voting authority.

Systematic has retained RiskMetrics as an independent proxy voting agent, and Systematic generally adheres to the RiskMetrics proxy voting guidelines when voting proxies.  The adoption of the RiskMetrics proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently.  One intent of this policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.  Systematic has adopted three sets of RiskMetrics’ proxy voting policy guidelines; a set of guidelines based on AFL-CIO policies and standards for Taft-Hartley/Union plans, a set of guidelines geared towards socially responsible investing and a set of “general” guidelines for all other clients.  It is the client’s decision as to which set of guidelines will be used to vote its proxies.  The general set of proxy voting guidelines has been chosen for the Large Company Value Portfolio.

There may be a situation where RiskMetrics itself may have a material conflict with an issuer of a proxy. In those situations, RiskMetrics will fully or partially abstain from voting and Systematic’s proxy voting committee will provide the actual voting recommendation after a review of the vote(s) involved.  Systematic’s CCO must approve any decision made on such vote prior to the vote being cast.

Periodically, Systematic will verify with RiskMetrics that it continues to vote according to its independent guidelines and continues to monitor for any potential conflicts of interest.

TS&W

TS&W acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies.  TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interests of our clients on a best efforts basis.  TS&W recognizes that it (i) has a fiduciary responsibility under the ERISA to vote proxies prudently and solely in the best interests of plan participants and beneficiaries (ii) will vote stock proxies in the best interests of the client (non-ERISA) when directed (together, our “clients”).  TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices.  TS&W has retained the services of ISS which is an indirect wholly-owned subsidiary of RiskMetrics.  ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940.  As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions.  ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide.  ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility
• Board of Directors	• Consumer Issues and Public Safety
• Proxy Contests	• Environment and Energy
• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues
• Mergers and Corporate Restructurings	• Labor Standards and Human Rights
• State of Incorporation	• Military Business
• Capital Structure	• Workplace Diversity
• Executive & Director Compensation	• Mutual Fund Proxies
• Equity Compensation Plans
• Specific Treatment of Certain Award Types in Equity Plan Evaluations
• Other Compensation Proposals & Policies
• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals.  TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns.  TS&W and ISS will examine each issue solely from an economic perspective.

•	A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

www.issproxy.com/issgovernance/policy/2007policy.html

Conflicts of Interest

•
Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests.  Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

•
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on a client’s behalf as soon as custom research is completed.  TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at ISS via Governance Analytics website (ISS’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•
Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email.  TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interests of clients.

•	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting

While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so.  Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•
Securities Lending.  Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date.  Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•
Failure to Receive Proxy Statements.  TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports

•
The proxy information is maintained by ISS. on TS&W’s behalf and includes the following:  (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision.  TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•
Clients will be notified annually of their ability to request a copy of our proxy policies and procedures.  A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling TS&W toll free (800) 697-1056.

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TWIN will at all times have a professional staff member appointed as its Proxy Officer.  The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.

TWIN has retained Glass Lewis to provide proxy-related services to TWIN, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities.  TWIN generally follows the Glass Lewis recommendation.  Glass Lewis forwards the vote record to Broadridge Financial Services to process.  TWIN has the right to direct that proxies be voted in a manner different from that recommended by Glass Lewis.  However, when in the best judgment of TWIN its interests conflict with the interests of client, TWIN will follow the recommendation of Glass Lewis .

Victory

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer's board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

▪	the direction and guidance, if any, provided by the document establishing the account relationship
▪	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Additionally,

▪	reasonable efforts will be made to monitor and keep abreast of corporate actions
▪	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available
▪	a written record of such voting will be kept by Victory or its designated affiliate
▪	the Proxy and Corporate Activities Committee (“Victory’s Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer).

Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.  The guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  Victory’s Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account. Voting may be executed through administrative screening per established guidelines with oversight by Victory’s Proxy Committee or upon vote by a quorum of Victory’s Proxy Committee.

Victory’s Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, a Senior Portfolio Manager, and Head of Fund Administration.  Approval is based on majority votes of Victory’s Proxy Committee.

Victory’s Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made.  Proxies are presented to the committee through the Corporate Actions Department.  Actual votes are submitted by the Corporate Actions Department and/or Victory’s Proxy Committee.  Decisions are based exclusively with the best interests of shareholders in mind.

Victory’s investment research department's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable. Victory’s Proxy Committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions.  Victory’s Proxy Committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When Victory’s Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception is recorded.

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, Victory’s Proxy Committee will:

▪	Vote the proxy in accordance with the proxy voting guidelines unless such guidelines are judged by Victory’s Proxy Committee to be inapplicable to the proxy matter at issue

▪	Determine whether a vote for, or against, the proxy is in the best interests of the client’s account, in the event that the proxy voting guidelines are inapplicable
▪	Document the nature of the conflict and the rationale for the recommended vote
▪	Solicit the opinions of CCO, or their designee, or consult an external, independent adviser
▪	Report any such proxy votes to the Victory Board.

If a member of Victory’s Proxy Committee has a conflict (e.g. – family member on board of company), the member will not vote or will be recused from voting.

PORTFOLIO TRANSACTIONS

Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Advisers. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Sub-Advisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.

Although each Sub-Adviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.

Prime Broker. Bear Stearns Securities Corporation (“Bear Stearns”) serves as the 130/30 Fund’s prime broker, which means that all 130/30 Fund portfolio transactions are cleared through the 130/30 Fund’s prime brokerage account with Bear Stearns. Bear Stearns is an affiliate of the 130/30 Fund’s custodian, CTC. Bear Stearns or its affiliates may receive payments under the Investment Class Shares’ Service and Distribution Plan and/or under the shareholder services plan for both the 130/30 Fund’s Investment Class Shares and Institutional Class Shares.

For the fiscal years ended December 31, 2007, 2006 and 2005 each Portfolio paid total brokerage commissions as follows:

Portfolio	2007	2006	2005
Large Company Growth Portfolio	$724,245	$426,276	$310,993
Large Company Value Portfolio	$83,043	$73,595	$52,973
Small Company Growth Portfolio	$39,882	$34,415	$39,315
Small Company Value Portfolio	$45,601	$51,888	$99,225
Dow Jones Wilshire 5000 Index(sm) Portfolio	$230,936	$273,121	$180,228
Wilshire Large Cap Core 130/30 Fund*	$11,898	$0	$0

* The 130/30 Fund commenced operations on November 15, 2007.

The table below discloses the amount of the brokerage commissions generated by transactions placed by each Sub-Adviser on behalf of the Portfolio or Portfolios it manages for the fiscal year ended December 31, 2007. As described above, brokerage transactions were directed to such firms based primarily on their ability to provide the best price and execution of such transactions.

Sub-Adviser	Brokerage Commission	Percentage of Total Brokerage Commissions
Acadian	$14,695	1.43%
AG-AM	$3,681	0.36%
AXA Rosenberg	$2,487	0.24%
LA Capital	$432,213	41.92%
Logan	$41,716	4.05%
Payden	$8,426	0.82%
Pzena	$187,955	18.23%
NWQ	$28,576	2.77%
Quest	$82,491	8.00%
Ranger	$10,244	0.99%
Sawgrass	$71,915	6.97%
Systematic	$11,737	1.14%
TS&W	$4,823	0.47%
TWIN	$907	0.09%
Victory	$129,234	12.53%

Each Sub-Adviser may allocate orders for purchase and sale transactions to any affiliated broker-dealer in connection with the purchase or sale of securities. No Sub-Adviser routinely trades through an affiliated broker-dealer.

As of December 31, 2007, each Portfolio held the following securities of their regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Large Company Growth Portfolio
State Street	$773,430

Large Company Value Portfolio
State Street	$787,640
JP Morgan Chase & Co.	$1,394,618
Lehman Brothers Holdings, Inc.	$343,560

Small Company Growth Portfolio
Investment Technology Group, Inc.	$20,226

Small Company Value Portfolio
NONE

Dow Jones Wilshire 5000 Index(sm) Portfolio
Bear Stearns Cos., Inc.	$93,104
Weisel Thomas	$8,238
State Street	$492,478
Investment Technology Group, Inc.	$14,277
Jefferies Group, Inc.	$53,015
JP Morgan Chase & Co.	$2,332,220
Lehman Brothers Holdings, Inc.	$518,154
Labranche	$3,528

Wilshire Large Cap Core 130/30 Fund
State Street	$8,120
JP Morgan	$63,729

No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

NET ASSET VALUE

The NAV per share of each class of each Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the adviser who is an officer of the Company and at least one portfolio management professional of the subadviser responsible for managing the portion of a Portfolio whose securities require a fair valuation determination, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.

The Distributor. Effective July 14, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA  19456, serves as the Company’s distributor pursuant to a Distribution Agreement which is renewable annually by the Board. The Distributor sells each Portfolio’s shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company’s registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement. Prior to July 14, 2008, PFPC Distributors, located at 760 More Road, King of Prussia, PA 19106 served as the Company’s distributor.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact SEI. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes upon the securities that are used for such a payment.

REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DSTto be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DSTreceives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.  Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of a Portfolio being exchanged must have a value of at least the minimum initial investment required for a Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a Portfolio being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

Corporate Pension/Profit-Sharing And Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition,

Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 1-888-200-6796.

The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DIVIDENDS, DISTRIBUTION AND TAXES

Regulated Investment Companies

The Company’s management believes that each Portfolio qualified as a “regulated investment company” under the IRC for the fiscal year ended December 31, 2007 and intends to meet the same qualifications for the fiscal year ended December 31, 2008. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Portfolio’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of a Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which a Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Index Portfolio is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on a Portfolio. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of a Portfolio’s total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

A Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if a Portfolio has satisfied holding period requirements with respect to his or her Portfolio shares. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction.

Under the IRC, any distributions designated as being made from net capital gains are taxable to a Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Rule 12d1-1, under the 1940 Act, permits a Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with a Portfolio’s investment objectives and policies. As a shareholder in an investment company, a Portfolio would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized to ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical properly relating to an appreciated direct position held by a Portfolio. Such transactions may be considered constructive sales of the appreciated direct portion for federal income tax purposes.

Other Tax Information

The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by a Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and their investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

As of December 31, 2007, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Portfolio	Expiring December 31,
	2010	2011	2012	2013
Dow Jones Wilshire 5000 Index (sm) Portfolio	$2,983,227	$3,810,802	$5,509,772	$108,266

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Dow Jones Wilshire 5000 Index  Portfolio and Wilshire Large Cap Core 130/30 Fund - each of which has several classes of shares. The title of each class of each Portfolio is as follows:

  Large Company Growth Portfolio:

Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

  Large Company Value Portfolio:

Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

  Dow Jones Wilshire 5000 Index(sm) Portfolio:

Dow Jones Wilshire 5000 Index(sm) Portfolio - Investment Class Shares
Dow Jones Wilshire 5000 Index sm) Portfolio - Institutional Class Shares
Dow Jones Wilshire 5000 Index(sm) Portfolio – Horace Mann Class of Shares
Dow Jones Wilshire 5000 Index(sm) Portfolio – Qualified Class of Shares

  Small Company Growth Portfolio:

Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

  Small Company Value Portfolio:

Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core 130/30 Fund:

Wilshire Large Cap Core 130/30 Fund – Investment Class Shares
Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-3 under the 1940 Act (“Rule 18f-3”) exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2007 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PwC, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.